EXHIBIT 10.33


                REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of October
2, 2000, ("this Agreement"), is made by and between Eurogas, Inc. a Utah corporation (the "Company"), and the person named on the signature page hereto (the "Investor").

                    W I T N E S S E T H:

      WHEREAS, upon the terms and subject to the conditions of the Common Stock Purchase Agreement, dated as of October 2, 2000, between the Investor and the Company (the "Purchase Agreement"), the Company has agreed to issue and sell to the Investor shares of the Company's common stock, $.001 par value (the "Shares"), upon the terms and subject to the conditions set forth in this Agreement and the Purchase Agreement; and

      WHEREAS, to induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agrees as follows:

     I.   Definitions.

      (a) As used in this Agreement, the following terms shall have the following meaning:

     (i) "Closing Date" as used in this Agreement and the Purchase Agreement shall mean the date the purchase price for the Shares, less an escrow fee of $15,000, is wired to the Company per its written instructions.

      (ii) "Investor" means the Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

      (iii) "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

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      (iv)  "Registrable Securities" means the Shares issued
upon closing and any additional shares of the Company's Common Stock that may be required to be issued to the Investor pursuant to the terms of this Agreement or the Purchase Agreement..

      (v) "Registration Statement" means a registration statement of the Company under the Securities Act.

      (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

      (c) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     2.   Registration.

     (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than thirty (30) calendar days after either (i), receipt by the Company of written notice via facsimile transmission from the Investor that the remaining Shares multiplied by the current closing bid price of the Company's Common Stock is less than 125% of the amount needed to net the Investor $2,489,750 or (ii) the date of receipt by the Company of written notice via facsimile transmission from the Investor that all 7,000,000 Shares have been sold but the net amount realized by the Investor after the payment of customary broker's fees is still less than $2,489,750, a Registration Statement covering 200% of the number of shares of Common Stock needed by Investor to realize said net amount of $2,489,750 based on the closing bid price of the Company's Common Stock on the date notice is received by the Company from the
Investor via facsimile transmission. In the event the Registration Statement is not filed within thirty (30) calendar days after receipt by the Company of written notice from the Investor, the Company shall pay the Investor 2% of the remaining balance of $2,489,750 not realized by the Investor for each 30 day period thereafter until the Registration Statement is filed. The above damages shall continue until the obligation is fulfilled and shall be paid within ten (10) business days after each thirty (30) calendar day period, or portion thereof on a pro rata basis, until the Registration Statement is filed. Failure of the Company to make payment within said ten (10) business days shall be considered a default.

     The Company acknowledges that its failure to file with the SEC, said Registration Statement no later than thirty
(30) calendar days after receipt by the Company of notice from the Investor pursuant to Section 2(a) will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that

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it  is  appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this
section  represents  the  parties'  good  faith  effort   to
quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement and the Purchase Agreement.

      (b) Payment by the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective within ninety (90) calendar days following the date the Company receives notice from the Investor pursuant to Section 2(a), then the Company shall pay the Investor 2% of the purchase price paid by the
Investor for the Registrable Securities pursuant to the Purchase Agreement for every thirty (30) day period, or portion thereof, following the ninety (90) calendar day
period   until  the  Registration  Statement   is   declared
effective. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor or its counsel. The above damages shall continue until the obligation is fulfilled and shall be paid within ten (10) business days after each thirty (30) day period, or portion thereof, until the Registration Statement is declared effective. Failure of the Company to make payment within said ten (10) business days shall be considered a default.

     The Company acknowledges that its failure to have the Registration Statement declared effective within said ninety
(90) calendar day period following the date the Company receives notice from the Investor pursuant to Section 2(a) will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement or the Purchase Agreement.

      3.    Obligation of the Company.    In connection with
the registration of the Registrable Securities, the Company shall do each of the following:

      (a) Prepare promptly, and file with the SEC within thirty (30) days of the date the Company receives notice from the Investor pursuant to Section 2(a), a Registration Statement and thereafter use its best efforts to cause such

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Registration Statement relating to Registrable Securities to become effective the earlier of (i) five business days after notice from the SEC that the Registration Statement may be declared effective, or (ii) ninety (90) days after the date the Company receives notice from the Investor pursuant to
Section 2(a), and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (A) the date that is two years after the date the Company receives notice from the Investor pursuant to Section 2(a)
(B)  the  date  when the Investor may sell  all  Registrable
Securities   under  Rule  144  without   volume   or   other
restrictions  or  limits or (C) the  date  the  Investor  no
longer  owns  any  of  the  Registrable  Securities,   which
Registration   Statement  (including   any   amendments   or
supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except for any information given or omitted to be given by the Investor, provided however, the Investor disposes of the Shares in accordance with the Purchase Agreement;

      (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

       (c) Furnish to the Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and
(ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

     (d) Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to

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maintain  such registrations and qualification in effect  at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of
process   in   any  such  jurisdiction,  (D)   provide   any
undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its articles of incorporation or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

     (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and uses its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

     (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

      (g) Use its commercially reasonable efforts, if eligible, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the The Nasdaq Stock Market or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASD authorization and quotation for such Registrable Securities on the over-the-counter bulletin board and, without limiting the generality

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of  the foregoing, to arrange for at least two market makers to  register  with  the National Association  of  Securities
Dealers,  Inc.  ("NASD")  as  such  with  respect  to   such
registrable  securities;

      (h)   Provide  a  transfer agent for  the  Registrable
Securities  not  later  than  the  effective  date  of   the
Registration Statement;

      (i) Cooperate with the Investor who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investor may reasonably request and registration in such names as the Investor may request; and, within seven (7) calendar days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) a form of appropriate instruction and opinion of such counsel acceptable for use for each conversion; and

      (j)   Take  all other reasonable actions necessary  to
expedite and facilitate distribution to the Investor of  the
Registrable   Securities  pursuant   to   the   Registration
Statement.

      4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations;

       (a)   It  shall  be  a  condition  precedent  to  the
obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) calendar days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least five
(5) calendar days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor and the Company shall not be required under the terms of this Agreement to register such Non-Responsive Investor's Registrable Securities at any subsequent date;

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      (b)   Investor  by such Investor's acceptance  of  the
Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

      (c) Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

      5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filing or qualifications pursuant to Section 3, but including, without limitations, all registration, listing, and qualifications fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

      6.    Indemnification.    In the event any Registrable
Securities are included in a Registration Statement under this Agreement:

      (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations of the Registration Statement or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or any prospectus included therein or the omission or alleged omission to state therein a material fact

                              7

required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the
SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company or information omitted to be furnished by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof;
(ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or
(iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Investor will indemnify the Company, its officers, directors and agents (including Counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

     (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the

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commencement  of  any  action  (including  any  governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of
counsel   retained   by   the   indemnifying   party,    the
representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investor; such legal counsel shall be selected by the Investor holding a majority in interest of the Registrable Securities included in the Registration
Statement  to  which  the  Claim relates.   The  failure  to
deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is
prejudiced  in  its  ability to  defend  such  action.   The
indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

      7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in
Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.    Reports  under Exchange Act.   With  a  view  to
making  available to the Investor the benefits of  Rule  144 promulgated  under the Securities Act or any  other  similar

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rule  or  regulation of the SEC that may at any time  permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144;

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investor to any transferee of in excess of fifty (50%) percent or more of the Registrable Securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

      10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and investor who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.


                              10

     11.  Litigation.

      (a) Forum Selection and Consent to Jurisdiction. Any litigation based on, or arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Investor shall be brought and maintained exclusively in the courts of the State of New York, County of Manhattan. The parties hereto hereby expressly and irrevocably submit to the jurisdiction of the state and federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The parties hereto further irrevocably consent to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The parties hereto hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the parties hereto have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to themselves or their property, the parties hereto hereby irrevocably waive such immunity in respect of their obligations under this Agreement

      (b) Waiver of Jury Trial. The Investor and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Investor or the Company. The Investor and Company acknowledge and agree that they have
received   full  and  sufficient  consideration   for   this
provision and that this provision is a material inducement for each to enter into this Agreement.

12.  MISCELLANEOUS.

      (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

      (b) Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

       (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when either sent via facsimile to the facsimile number stated in this Agreement for the Investor

                              11

and the Company, or personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Eurogas, Inc., 942 East 7145 South, Suite 101A, Midvale, Utah 84047 with a copy by facsimile and mail to Steven R. Block, Esq., Fish & Richardson, P.C., 5000 Bank One Center, 1717 Main Street, Dallas, Texas 75021 and
(ii) if to the Purchaser, at the address for correspondence set forth on the signature page of this Agreement, or at such other address as may have been specified by written notice given in accordance with this paragraph.

      (d) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into, and to be performed in, New York by and between residents of New York, and shall be binding upon the Investor, the Investor's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

     (e) If any provision of this Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      (f) No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      (g) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the Agreement shall be effective as an original.

      (h)   The  Company  agrees to take  such  actions  and
execute   such  other  documents  which  the  Investor   may
reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

      [Balance of this page intentionally left blank.]

                              12


IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.



                              EUROGAS, INC.


                         By: /s/ Karl F. Aarleth
                            ---------------------------------------
                            Karl F. Arleth, its CEO duly authorized



                                   ARKLEDUN DRIVE LLC



                         By:_________________________________
                            Navigator Management, Ltd. - Director



                         Notice Address:
                         ---------------
                         Beacon Capital Management, Ltd.
                         Harbour House, 2nd Floor
                         Waterfront Drive
                         P.O. Box 972
                         Road Town, Tortola, BVI
                         (f) 248-494-4771

                         Copy via fax to:
                         ---------------
                         Joseph B. LaRocco
                         203-966-0363


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